EXHIBIT 99.1
For immediate release
April 19, 2006
MEDIA CONTACT
Patty Sullivan, 214.932.6850
patty.sullivan@texascapitalbank.com
INVESTOR CONTACT
Myrna Vance, 214.932.6646
myrna.vance@texascapitalbank.com
TEXAS CAPITAL BANCSHARES ANNOUNCES OPERATING RESULTS FOR Q1 2006
Dallas, Texas — April 19, 2006 — Texas Capital Bancshares (NASDAQ: TCBI), the parent company of Texas Capital Bank, announced earnings for the first quarter of 2006.
•	Net income increased 26%

•	EPS increased 25%

•	Loans held for investment grew 35%

•	Total loans grew 37%

•	Demand deposits grew 19%

•	Total deposits grew 24%
“We have begun 2006 with exceptional growth in loans and continued expansion in our business,” said Jody Grant, Chairman and CEO. “I am further pleased by the results of some of our newer endeavors and expect to see additional improvement going forward. The momentum reflected in the first quarter’s results gives me great confidence in our ability to achieve our goals for all of 2006.”
FINANCIAL SUMMARY
(dollars and shares in thousands)

	Q1 2006	Q1 2005	% Change
OPERATING RESULTS
Net Income	$6,643	$5,276	26%
Diluted EPS	$.25	$.20	25%
ROA	.88%	.82%
ROE	12.22%	10.89%
Diluted Shares	26,568	26,623

BALANCE SHEET
Total Assets	$3,192,932	$2,636,920	21%
Demand Deposits	481,410	405,162	19%
Total Deposits	2,463,719	1,981,701	24%
Loans Held for Investment	2,263,007	1,676,799	35%
Total Loans	2,393,292	1,747,471	37%
Stockholders’ Equity	221,766	194,511	14%

DETAILED FINANCIALS
Texas Capital Bancshares, Inc. reported net income of $6.6 million for the first quarter of 2006 compared to $5.3 million for the first quarter of 2005. On a fully diluted basis, earnings per share were $.25 for the three months ended March 31, 2006, compared to $.20 for the same quarter last year, representing an increase of 25 percent. On a fully diluted basis, assuming FAS 123R had been adopted at March 31, 2005, earnings per share would have increased 32 percent from $.19 for the three months ended March 31, 2005, to $.25 for the three months ended March 31, 2006.
The first quarter of each year is uniquely impacted by certain events, such as the timing of FICA and other employment taxes generated by our incentive and compensation structure. The first quarter of 2006 was additionally influenced by the adoption of FAS 123R, and a vesting of restricted stock triggered by the attainment of certain price targets of the company’s common stock. In aggregate, these events, plus the quarter being the shortest of the year, adversely affected operating results by 4.7 cents per share on a linked-quarter basis.
Return on average equity was 12.22 percent and return on average assets was .88 percent for the first quarter of 2006 compared to 10.89 percent and .82 percent, respectively, for the first quarter of 2005. The increase in net income and improvement in return on assets in 2006 are attributed to growth in net interest income which came from continued earning asset growth, as well as an improvement in net interest margin.
Net interest income was $28.7 million for the first quarter of 2006, compared to $21.7 million for the first quarter of 2005. The increase was due to an increase in average earning assets of $409.1 million over levels reported in the first quarter of 2005 and an improvement in the net interest margin. The increase in average earning assets included a $578.2 million increase in average loans held for investment and an increase of $20.1 million in average loans held for sale, offset by a decrease of $162.3 million in average securities. The net interest margin in the first quarter of 2006 was 4.09 percent, a 48 basis point increase from the first quarter of 2005 and a 4 basis point decrease from the fourth quarter of 2005. The improvement in the net interest margin for the first quarter of 2006 as compared to the first quarter of 2005 resulted primarily from a 182 basis point increase in the yield on earning assets offset by a 159 basis point increase in the cost of interest bearing liabilities. Strong loan growth funded by interest-bearing liabilities resulted in the 4 basis point decline in the linked quarter net interest margin.
Average interest bearing liabilities increased $350.9 million from the first quarter of 2005, which included a $479.1 million increase in interest bearing deposits offset by a $153.9 million decrease in other borrowings. For the same periods, the average balance of demand deposits increased to $445.0 million from $363.4 million.
Key measures of credit quality remained very favorable during the first quarter of 2006. In the first quarter of 2006, net recoveries were $12,000, compared to net recoveries of $17,000, in the first quarter of 2005 and net charge-offs of $11,000 in the fourth quarter of 2005. Non-accrual loans were $6.0 million, or .27 percent of loans, at the end of the first quarter of 2006, compared to $6.0 million, or .36 percent of loans, at the end of first quarter of 2005. Loans 90 days past due and still accruing were $2.8 million at the end of the first quarter of 2006 and included $2.5 million in premium finance loans, compared to $18,000 at the end of the first quarter of 2005. The premium finance loans are secured by obligations of insurance carriers to refund premiums on cancelled insurance policies. The refund of premiums from the insurance carriers can take up to 180 days from the cancellation date. Due to the experience in loan recoveries and other factors considered in the methodology for assessing the adequacy of the allowance for possible loan losses, the Company did not record a provision for possible loan losses in the first quarter of 2006. Reserve coverage of historical losses, non-performing assets and classified loans remains strong. In management’s opinion, the reserve is sufficient to cover all reasonably expected losses in the portfolio and is derived from consistent application of the methodology for establishing the adequacy of reserves for Texas Capital Bank’s loan portfolio.
Non-interest income for the first quarter of 2006 increased $1.9 million, or 45 percent, to $6.1 million from $4.2 million in the first quarter of 2005. The increase is primarily related to a $610,000 increase in insurance commission income from $113,000 to $723,000 due to increased focus on the insurance business. Trust fee income increased $257,000 due to continued growth of trust assets.
Non-interest expense for the first quarter of 2006 increased $6.8 million, or 38 percent, to $24.7 million from $17.9 million in the first quarter of 2005. The increase is primarily related to a $3.9 million increase in salaries and employee benefits to $15.4 million from $11.5 million. The increase in salaries and employee benefits resulted from an increase in the total number of employees related to general business growth, addition of the premium finance business, the continued expansion of the residential mortgage lending division, increased focus on the insurance business and increased compensation reflective of the Company’s performance. Occupancy expense increased $1.1 million from $1.7 million to $2.8 million in the first quarter of 2006 relating to our general business growth, continued growth in the residential mortgage lending division, and depreciation related to expansion of our operating lease portfolio.
ABOUT TEXAS CAPITAL BANCSHARES
Texas Capital Bancshares (NASDAQ: TCBI) is the parent company of Texas Capital Bank, a commercial bank that delivers highly personalized financial services to businesses and private clients. Headquartered in Dallas, the Bank has full-service locations in Austin, Dallas, Fort Worth, Houston and San Antonio.
This release contains forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares’ control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Form 10-K and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

TEXAS CAPITAL BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
(Dollars in thousands except per share data)

	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	2006	2005	2005	2005	2005

CONSOLIDATED STATEMENT OF OPERATIONS
Interest income	$52,807	$49,195	$45,146	$39,167	$34,187
Interest expense	24,086	20,734	18,188	14,683	12,519

Net interest income	28,721	28,461	26,958	24,484	21,668
Provision for loan losses	—	—	—	—	—

Net interest income after provision for loan losses	28,721	28,461	26,958	24,484	21,668
Non-interest income	6,072	5,986	5,790	4,694	4,179
Non-interest expense	24,713	22,736	21,249	19,190	17,854

Income before income taxes	10,080	11,711	11,499	9,988	7,993
Income tax expense	3,437	3,966	3,915	3,401	2,717

Net income	$6,643	$7,745	$7,584	$6,587	$5,276

Diluted EPS	$.25	$.29	$.28	$.25	$.20
Diluted shares	26,567,893	26,736,858	26,676,335	26,543,191	26,622,813

CONSOLIDATED BALANCE SHEET DATA
Total assets	$3,192,932	$3,042,225	$2,932,662	$2,818,039	$2,636,920
Loans held for investment	2,263,007	2,075,961	1,935,818	1,805,630	1,676,799
Loans held for sale	130,285	111,178	118,929	120,708	70,672
Securities	604,987	630,482	674,792	725,554	754,154
Demand deposits	481,410	512,294	457,333	475,516	405,162
Total deposits	2,463,719	2,495,179	2,312,345	1,971,005	1,981,701
Other borrowings	441,991	265,721	366,501	610,254	431,682
Long-term debt	46,394	46,394	20,620	20,620	20,620
Stockholders’ equity	221,766	215,523	212,318	205,880	194,511
End of period shares	25,854,651	25,771,718	25,672,369	25,616,829	25,557,896
Book value (excluding securities gains/losses)	$8.94	$8.68	$8.36	$8.06	$7.79

SELECTED FINANCIAL RATIOS
Net interest margin	4.09%	4.13%	3.97%	3.88%	3.61%
Return on average assets	.88%	1.04%	1.04%	.97%	.82%
Return on average equity	12.22%	14.53%	14.41%	13.14%	10.89%
Non-interest expense to earning assets	3.49%	3.28%	3.10%	3.01%	2.94%
Efficiency ratio	71.0%	66.0%	64.9%	65.8%	69.1%
Tier 1 capital ratio	9.6%	10.1%	9.5%	9.9%	10.4%
Total capital ratio	10.3%	10.8%	10.3%	10.7%	11.3%
Tier 1 leverage ratio	8.6%	8.7%	7.8%	8.1%	8.3%

ASSET QUALITY SUMMARY
Net charge-offs (recoveries)	$(12)	$11	$(134)	$(59)	$(17)
Net charge-offs (recoveries) to average loans(1)	(.00)%	.00%	(.03)%	(.01)%	(.00)%
Non-accrual loans	$6,032	$5,657	$1,353	$5,718	$6,047
Loans past due (90 days)	$2,824	$2,795	$941	$—	$18
Non-accrual loans to loans(1)	.27%	.27%	.07%	.32%	.36%
Loans past due 90 days to loans(1)	.12%	.13%	.05%	.00%	.00%
Non-performing loans to loans(1)	.39%	.41%	.12%	.32%	.36%
Reserve to loans(1)	.84%	.91%	.98%	1.04%	1.12%

(1)	Excludes loans held for sale.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	March 31, 2006	March 31, 2005	% Change

Assets
Cash and due from banks	$108,429	$86,846	25%
Securities, available-for-sale	604,987	754,154	(20)%
Loans held for sale	130,285	70,672	84%
Loans held for investment (net of unearned income)	2,263,007	1,676,799	35%
Less: Allowance for loan losses	18,909	18,715	1%

Loans held for investment, net	2,244,098	1,658,084	35%
Premises and equipment, net	21,155	4,581	362%
Accrued interest receivable and other assets	71,573	61,087	17%
Goodwill, net	12,405	1,496	729%

Total assets	$3,192,932	$2,636,920	21%

Liabilities and Stockholders’ Equity
Liabilities:
Deposits:
Non-interest bearing	$481,410	$405,162	19%
Interest bearing	1,478,730	1,276,529	16%
Interest bearing in foreign branches	503,579	300,010	68%

Total deposits	2,463,719	1,981,701	24%
Accrued interest payable	4,857	3,125	55%
Other liabilities	14,205	5,281	169%
Federal funds purchased	263,187	147,684	78%
Repurchase agreements	103,642	282,964	(63)%
Other borrowings	75,162	1,034	7,169%
Long-term debt	46,394	20,620	125%

Total liabilities	2,971,166	2,442,409	22%

Stockholders’ equity:
Common stock, $.01 par value:
Authorized shares — 100,000,000 Issued shares — 25,854,651 and 25,557,896 at March 31, 2006 and 2005, respectively	259	256
Additional paid-in capital	177,014	173,397
Retained earnings	53,882	25,323
Treasury stock (shares at cost: 84,274 at March 31, 2006 and 2005, respectively)	(573)	(573)
Deferred compensation	573	573
Accumulated other comprehensive income (loss)	(9,389)	(4,465)

Total stockholders’ equity	221,766	194,511	14%

Total liabilities and stockholders’ equity	$3,192,932	$2,636,920	21%

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands except per share data)

	Three Months Ended March 31
	2006	2005

Interest income
Interest and fees on loans	$45,941	$25,692
Securities	6,831	8,296
Federal funds sold	24	80
Deposits in other banks	11	119

Total interest income	52,807	34,187
Interest expense
Deposits	19,307	8,933
Federal funds purchased	2,195	861
Repurchase agreements	1,202	2,394
Other borrowings	554	4
Long-term debt	828	327

Total interest expense	24,086	12,519

Net interest income	28,721	21,668
Provision for loan losses	—	—

Net interest income after provision for loan losses	28,721	21,668
Non-interest income
Service charges on deposit accounts	856	781
Trust fee income	843	586
Bank owned life insurance (BOLI) income	286	288
Brokered loan fees	369	219
Gain on sale of mortgage loans	1,623	1,765
Insurance commissions	723	113
Other	1,372	427

Total non-interest income	6,072	4,179
Non-interest expense
Salaries and employee benefits	15,452	11,529
Net occupancy expense	2,752	1,683
Marketing	799	699
Legal and professional	1,468	1,097
Communications and data processing	684	655
Franchise taxes	61	45
Other	3,497	2,146

Total non-interest expense	24,713	17,854

Income before income taxes	10,080	7,993
Income tax expense	3,437	2,717

Net income	$6,643	$5,276

Earnings per share:
Basic	$.26	$.21
Diluted	$.25	$.20

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF LOAN LOSS EXPERIENCE
(Dollars in thousands)

	1st Quarter		4th Quarter		3rd Quarter		2nd Quarter		1st Quarter
	2006		2005		2005		2005		2005

Beginning balance	$18,897		$18,908		$18,774		$18,715		$18,698
Loans charged-off:
Commercial	—		60		14		70		266
Real estate	—		—		—		28		—
Consumer	3		8		32		52		1
Leases	10		6		—		2		58

Total	13		74		46		152		325
Recoveries:
Commercial	4		3		115		171		282
Consumer	1		—		—		—		—
Leases	20		60		65		40		60

Total recoveries	25		63		180		211		342

Net charge-offs (recoveries)	(12)		11		(134)		(59)		(17)
Provision for loan losses	—		—		—		—		—

Ending balance	$18,909		$18,897		$18,908		$18,774		$18,715

Reserve to loans held for investment (2)	.84%		.91%		.98%		1.04%		1.12%
Reserve to average loans held for investment (2)	.87%		.94%		1.00%		1.07%		1.18%
Net charge-offs (recoveries) to average loans (1) (2)	(.00)%		.00%		(.03)%		(.01)%		(.00)%
Provision for loan losses to average loans (1) (2)	—		—		—		—		—
Recoveries to gross charge-offs	192.31%		85.14%		391.3%		138.8%		105.2%
Reserve as a multiple of net charge-offs	N/M		1,717.9	x	N/M		N/M		N/M
Non-performing loans:
Loans past due (90 days) (3)	$2,824		$2,795		$941		$—		$18
Non-accrual	6,032		5,657		1,353		5,718		6,047

Total	$8,856		$8,452		$2,294		$5,718		$6,065

Reserve as a percent of non-performing loans	2.1	x	2.2	x	8.2	x	3.3	x	3.1	x
Reserve as a percent of non-accrual loans	3.1	x	3.3	x	14.0	x	3.3	x	3.1	x

(1)	Interim period ratios are annualized.

(2)	Excludes loans held for sale.

(3)	At March 31, 2006, loans past due 90 days and still accruing includes premium finance loans of $2.5 million (90% of total). These loans are secured by obligations of insurance carriers to refund premiums on cancelled insurance policies. The refund of premiums from the insurance carriers can take up to 180 days from the cancellation date.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
(Dollars in thousands)

	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	2006	2005	2005	2005	2005

Interest income
Interest and fees on loans	$45,941	$41,915	$37,363	$31,255	$25,692
Securities	6,831	7,087	7,442	7,887	8,296
Federal funds sold	24	183	334	14	80
Deposits in other banks	11	10	7	11	119

Total interest income	52,807	49,195	45,146	39,167	34,187
Interest expense
Deposits	19,307	16,991	13,658	10,446	8,933
Federal funds purchased	2,195	1,159	989	1,374	861
Repurchase agreements	1,202	1,727	2,706	2,151	2,394
Other borrowings	554	68	451	354	4
Long-term debt	828	789	384	358	327

Total interest expense	24,086	20,734	18,188	14,683	12,519

Net interest income	28,721	28,461	26,958	24,484	21,668
Provision for loan losses	—	—	—	—	—

Net interest income after provision for loan losses	28,721	28,461	26,958	24,484	21,668
Non-interest income
Service charges on deposit accounts	856	833	816	793	781
Trust fee income	843	760	778	615	586
Bank owned life insurance (BOLI) income	286	290	267	291	288
Brokered loan fees	369	178	962	400	219
Gain on sale of mortgage loans	1,623	2,118	2,198	1,911	1,765
Insurance commissions	723	648	114	172	113
Other	1,372	1,159	655	512	427

Total non-interest income	6,072	5,986	5,790	4,694	4,179
Non-interest expense
Salaries and employee benefits	15,452	13,874	13,465	11,858	11,529
Net occupancy expense	2,752	2,025	1,937	1,875	1,683
Marketing	799	894	821	922	699
Legal and professional	1,468	1,783	1,183	1,103	1,097
Communications and data processing	684	673	658	914	655
Franchise taxes	61	134	49	45	45
Other	3,497	3,353	3,136	2,473	2,146

Total non-interest expense	24,713	22,736	21,249	19,190	17,854

Income before income taxes	10,080	11,711	11,499	9,988	7,993
Income tax expense	3,437	3,966	3,915	3,401	2,717

Net income	$6,643	$7,745	$7,584	$6,587	$5,276

QUARTERLY FINANCIAL SUMMARY – UNAUDITED
Consolidated Daily Average Balances, Average Yields and Rates
(Dollars in thousands)

	1st Quarter 2006			4th Quarter 2005			3rd Quarter 2005			2nd Quarter 2005			1st Quarter 2005
	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/
	Balance	Expense(1)(2)	Rate	Balance	Expense (1)(2)	Rate	Balance	Expense (1)(2)	Rate	Balance	Expense (1)(2)	Rate	Balance	Expense (1)(2)	Rate
Assets
Securities — Taxable	$567,653	$6,396	4.57%	$598,280	$6,653	4.41%	$643,319	$7,007	4.32%	$685,058	$7,451	4.36%	$729,907	$7,861	4.37%
Securities — Non-taxable	48,635	669	5.58%	48,655	668	5.45%	48,675	669	5.45%	48,694	671	5.53%	48,715	669	5.57%
Federal funds sold	2,233	24	4.36%	18,553	183	3.91%	37,532	334	3.53%	1,980	14	2.84%	12,377	80	2.62%
Deposits in other banks	1,079	11	4.13%	980	10	4.05%	895	7	3.10%	1,736	11	2.54%	17,858	119	2.70%
Loans held for sale (3)	102,030	3,295	13.10%	99,882	3,521	13.99%	121,181	3,650	11.95%	84,497	2,897	13.75%	81,956	2,281	11.29%
Loans held for investment	2,168,410	42,646	7.98%	2,006,132	38,394	7.59%	1,884,161	33,713	7.10%	1,755,311	28,358	6.48%	1,590,207	23,411	5.97%
Less reserve for loan losses	18,898	—	—	18,924	—	—	18,882	—	—	18,753	—	—	18,930	—	—

Loans, net of reserve	2,251,542	45,941	8.28%	2,087,090	41,915	7.97%	1,986,460	37,363	7.46%	1,821,055	31,255	6.88%	1,653,233	25,692	6.30%

Total earning assets	2,871,142	53,041	7.49%	2,753,558	49,429	7.12%	2,716,881	45,380	6.63%	2,558,523	39,402	6.18%	2,462,090	34,421	5.67%
Cash and other assets	205,999			188,998			175,986			162,835			148,557

Total assets	$3,077,141			$2,942,556			$2,892,867			$2,721,358			$2,610,647

Liabilities and Stockholders’ Equity
Transaction deposits	$117,685	$312	1.08%	$108,245	$282	1.03%	$107,398	$271	1.00%	$111,029	$272	0.98%	$107,162	$255	0.97%
Savings deposits	671,102	6,195	3.74%	691,575	5,800	3.33%	628,019	4,442	2.81%	654,519	3,906	2.39%	613,391	3,147	2.08%
Time deposits	635,250	6,664	4.25%	564,405	5,561	3.91%	614,433	5,548	3.58%	482,249	3,958	3.29%	520,083	3,947	3.08%
Deposits in foreign branches	541,084	6,136	4.60%	518,316	5,348	4.09%	373,298	3,397	3.61%	300,394	2,310	3.08%	245,414	1,584	2.62%

Total interest bearing deposits	1,965,121	19,307	3.98%	1,882,541	16,991	3.58%	1,723,148	13,658	3.14%	1,548,191	10,446	2.71%	1,486,050	8,933	2.44%
Other borrowings	380,832	3,951	4.21%	325,350	2,954	3.60%	504,700	4,146	3.26%	545,896	3,879	2.85%	534,773	3,259	2.47%
Long-term debt	46,394	828	7.24%	44,722	789	7.00%	20,620	384	7.39%	20,620	358	6.96%	20,620	327	6.43%

Total interest bearing liabilities	2,392,347	24,086	4.08%	2,252,613	20,734	3.65%	2,248,468	18,188	3.21%	2,114,707	14,683	2.78%	2,041,443	12,519	2.49%
Demand deposits	445,012			458,743			420,288			397,266			363,398
Other liabilities	19,309			19,702			15,265			8,370			9,241
Stockholders’ equity	220,473			211,498			208,846			201,015			196,565

Total liabilities and stockholders’ equity	$3,077,141			$2,942,556			$2,892,867			$2,721,358			$2,610,647

Net interest income		$28,955			$28,695			$27,192			$24,719			$21,902
Net interest margin			4.09%			4.13%			3.97%			3.88%			3.61%

(1)	The loan averages include loans on which the accrual of interest has been discontinued and are stated net of unearned income.

(2)	Taxable equivalent rates used where applicable.

(3)	Revenue includes origination fees and other loan fees for our residential mortgage loans that are earned when the loan is sold. This increases our overall yield on these loans since most of the mortgage loans are on our books for less than 30 days.